EXHIBIT 99.1
[GRAPHIC OMITTED]
   TOMPKINS
    TRUSTCO INC.

                                                   For more information contact:
                                             Stephen S. Romaine, President & CEO
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210

For Immediate Release
Wednesday, January 24, 2007

Tompkins Trustco, Inc. reports fourth quarter earnings
ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)

Tompkins Trustco, Inc. reported net income for the year ended December 31, 2006, of $27.8 million, up $82,000 from the same period in 2005. For the year-to-date, diluted earnings per share were $2.78 in 2006, versus $2.77 in 2005. Stephen S. Romaine, President and CEO stated, "Given the challenging interest rate environment in 2006, we are extremely pleased to report our 34th consecutive year of earnings growth."

Net income of $7.8 million for the fourth quarter of 2006 increased 8.0%, up from $7.2 million for the same period in 2005. Diluted earnings per share of $0.78 for the fourth quarter of 2006, were up 8.3% from $0.72 reported in the fourth quarter of 2005. Some nonrecurring items affected fourth quarter results in both 2006 and 2005. In the fourth quarter of 2006 the Company recognized a $2.6 million pre-tax net gain on the sale of approximately $9.4 million of credit card loans. Mr. Romaine commented, "Along with the sale of our credit card portfolio, we are excited to be able to partner with Elan Financial Services to offer improved credit card products to our customers." Fourth quarter 2005 earnings were bolstered by an agreement with NOVA Information Systems (NOVA) related to the transfer of merchant card processing relationships. That agreement resulted in a pre-tax net gain of approximately $3.0 million in the fourth quarter. The fourth quarter 2005 results were also affected by the sale of approximately $80 million of available-for-sale securities, which resulted in approximately $1.5 million in pre-tax securities losses.

Total revenues (net interest income plus noninterest income) of $113.9 million in 2006, were up 7.7% compared to revenues of $105.8 million in 2005. Mr. Romaine commented, "We are very focused on revenue growth and are pleased that

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

our 2006 results reflect success in our strategy that has included growth in our existing franchise, de novo expansion of our banking offices, and acquisition of fee based businesses."

Net interest income is the largest component of revenue, representing 63.9% of total revenue for the year ended 2006. As a result of the challenging interest rate environment, net interest margin decreased to 3.81% in 2006, down from 4.11% for the year ended December 31, 2005. Despite the significant pressure on net interest margin, the decline in net interest income was softened by growth in earning assets. For the year ended December 31, 2006, net interest income of $72.9 million was down 2.9% from $75.0 million for the full year in 2005. Net interest income for the fourth quarter was $18.0 million, down 4.0% from the fourth quarter of 2005. The net interest margin was 3.64% for the fourth quarter of 2006, compared to 3.99% for the same period in 2005.

Total assets were $2.2 billion at December 31, 2006, up 4.9% over December 31, 2005. Asset growth over the past twelve months included a $54.9 million increase in total loans and leases and a $55.5 million increase in the securities portfolio. Growth in average total loans and leases is net of the securitization of $32.0 million of residential mortgage loans in the second quarter of 2006. These residential loans were packaged into mortgage-backed securities and are now held in the Company's available-for-sale securities portfolio. Asset quality remains strong. Nonperforming assets, which include nonaccrual loans, loans 90 days past due and still accruing, troubled debt restructurings, and other real estate owned, were $3.4 million at December 31, 2006, down from $4.5 million a year ago. As a percentage of total assets, the level of nonperforming assets declined from 0.21% at December 31, 2005, to 0.15% at December 31, 2006. In 2006, net charge-offs were $773,000, down from $1.5 million in 2005. Improvement in asset quality trends, along with the lower level of net charge-offs, resulted in a lower provision expense for both the fourth quarter and year-to-date 2006 compared to comparable prior year periods.

Total deposits at December 31, 2006 were $1.7 billion, an increase of $26.4 million or 1.6% over year end 2005. The growth in deposits was primarily in time deposits. Noninterest-bearing deposits were flat compared to prior year, while savings and money market deposits were down $7.7 million or 1.1% from December 31, 2005. Deposit growth benefited from the recent additions of two new banking offices, the Southeast Office of Mahopac National Bank (March 2006), and the Greece Office of The Bank of Castile (July 2006), along with the relocation and expansion of the Mahopac National Bank Hopewell office in August 2006. "As we look toward 2007," Mr. Romaine stated, "we are excited to announce the recent opening of the Wappingers Falls Office of Mahopac National Bank. Also in January 2007, we opened a Tompkins Financial Center office in the Village of Cayuga

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Heights, Tompkins County, New York. This office will cater to customer needs for mortgage, investments, financial planning, and insurance services."

Wholesale funding sources such as borrowings and securities sold under agreements to repurchase also support asset growth. At December 31, 2006, these wholesale funding sources amounted to $277.4 million, up from $216.3 million at December 31, 2005.

Expansion of our fee related products and services, including investment services and insurance, helped to offset the pressures on net interest income. Noninterest income for the year ended December 31, 2006, was $41.1 million, up 33.5% from the same period in 2005. Noninterest income for the fourth quarter of 2006 was $12.1 million, an increase of 39.9% from the same period in 2005. Investment services income and insurance commissions and fees accounted for the majority of the growth in noninterest income, as both benefited from the first quarter acquisition of AM&M Financial Services, Inc. (AM&M), the expansion of retail brokerage services, and the acquisition of three smaller insurance agencies during 2006. Expansion of Tompkins Insurance Agencies continued in the fourth quarter of 2006, with the acquisition of the Carey McKinney Group in Ithaca, New York, effective December 31, 2006.

Noninterest expenses for the full year were $71.9 million in 2006, an increase of 15.8% over the prior year. Noninterest expenses were $18.1 million for the fourth quarter, up 13.1% over the same period in 2005. The increase in the fourth quarter and year-to-date periods of 2006 was primarily in compensation and benefits related expenses, which included, for the first time in 2006, expense related to stock option grants as a result of the adoption of FAS 123R. Noninterest expense, including compensation and benefits, were also impacted by business expansion initiatives, which included the acquisition of AM&M, insurance agency acquisitions, expansion of retail brokerage services, and the expansion of banking offices.

Tompkins Trustco, Inc. operates 37 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout New York State. The Company offers fee-based financial planning and wealth management services through its AM&M Financial Services, Inc. subsidiary. AM&M Financial Services, Inc. is also the parent Company to Ensemble Financial Services, Inc., an independent broker dealer and leading outsourcing company for financial planners and investment

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advisors. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

James J. Byrnes, Chairman, added, " After implementing our succession plan over the past year, my retirement as CEO has transitioned very smoothly to Mr. Romaine and the senior management of our Company on January 1st."

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.




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

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Condition
(Unaudited)


(In thousands, except share data)
                                                                                                 As of           As of
                                                                                               12/31/2006      12/31/2005
                                                                                              ------------    ------------
ASSETS

Cash and noninterest bearing balances due from banks                                          $     48,251    $     62,436
Interest bearing balances due from banks                                                             1,723             861
Federal funds sold                                                                                   2,200           2,500
Available-for-sale securities, at fair value                                                       655,322         576,242
Held-to-maturity securities, fair value of $59,606 at December 31, 2006,
   and $82,768 at December 31, 2005                                                                 59,038          82,658
Loans and leases, net of unearned income and deferred costs and fees                             1,326,298       1,271,349
Less:  Reserve for loan/lease losses                                                                14,328          13,677
--------------------------------------------------------------------------------------------------------------------------
                                                                      Net Loans/Leases           1,311,970       1,257,672

Bank premises and equipment, net                                                                    43,273          36,938
Corporate owned life insurance                                                                      25,622          27,169
Goodwill                                                                                            21,235          12,286
Other intangible assets                                                                              4,051           2,160
Accrued interest and other assets                                                                   38,152          45,948
--------------------------------------------------------------------------------------------------------------------------
                                                                          Total Assets        $  2,210,837    $  2,106,870
==========================================================================================================================

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
     SUBSIDIARIES AND SHAREHOLDERS' EQUITY
Deposits:
     Interest bearing:
          Checking, savings and money market                                                  $    680,844    $    688,521
          Time                                                                                     669,222         634,607
     Noninterest bearing                                                                           359,354         359,882
--------------------------------------------------------------------------------------------------------------------------
                                                                        Total Deposits           1,709,420       1,683,010

Federal funds purchased and securities sold under agreements to repurchase                         191,490         152,651
Other borrowings                                                                                    85,941          63,673
Other liabilities                                                                                   32,914          24,863
--------------------------------------------------------------------------------------------------------------------------
                                                                     Total Liabilities        $  2,019,765    $  1,924,197
--------------------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                                       1,452           1,452

Shareholders' equity:
     Common stock - par value $.10 per share: Authorized 15,000,000 shares;
       Issued:  9,889,569 at December 31, 2006; and 9,899,546 at December 31, 2005                     989             900
     Additional paid-in capital                                                                    158,203         118,663
     Retained earnings                                                                              44,429          69,228
     Accumulated other comprehensive loss                                                          (12,487)         (6,308)
     Treasury stock, at cost, 64,418 shares at December 31, 2006,
       and 58,831 shares at December 31, 2005                                                       (1,514)         (1,262)
--------------------------------------------------------------------------------------------------------------------------
                                                            Total Shareholders' Equity        $    189,620    $    181,221
--------------------------------------------------------------------------------------------------------------------------
                     Total Liabilities, Minority Interest in Consolidated Subsidiaries
                                                              And Shareholders' Equity        $  2,210,837    $  2,106,870
==========================================================================================================================

Share data has been retroactively adjusted to reflect a 10% stock dividend paid on May 15, 2006.

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

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Income (Unaudited)


                                                                           Three months ended             Twelve months ended
                                                                     ----------------------------    ----------------------------
(In thousands, except per share data)                                 12/31/2006      12/31/2005      12/31/2006      12/31/2005
                                                                     ------------    ------------    ------------    ------------
INTEREST AND DIVIDEND INCOME
Loans                                                                $     23,424    $     21,308    $     89,784    $     80,617
Due from banks                                                                 13              37              86              89
Federal funds sold                                                              6              12              15              24
Available-for-sale securities                                               7,545           6,070          28,536          23,491
Held-to-maturity securities                                                   573             699           2,620           2,486
---------------------------------------------------------------------------------------------------------------------------------
                            Total Interest and Dividend Income             31,561          28,126         121,041         106,707
---------------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                      3,912           2,559          13,350           6,973
     Other deposits                                                         7,208           4,813          25,215          16,690
Federal funds purchased and securities sold under agreements
     to repurchase                                                          1,812           1,264           5,905           4,852
Other borrowings                                                              664             782           3,714           3,171
---------------------------------------------------------------------------------------------------------------------------------
                                        Total Interest Expense             13,596           9,418          48,184          31,686
---------------------------------------------------------------------------------------------------------------------------------
                                           Net Interest Income             17,965          18,708          72,857          75,021
---------------------------------------------------------------------------------------------------------------------------------
                        Less:  Provision for loan/lease losses                409             829           1,424           2,659
---------------------------------------------------------------------------------------------------------------------------------
     Net Interest Income After Provision for Loan/Lease Losses             17,556          17,879          71,433          72,362
---------------------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Investment services income                                                  3,097           1,408          12,225           5,412
Insurance commissions and fees                                              2,375           1,673           9,407           7,479
Service charges on deposit accounts                                         2,029           2,118           8,054           8,256
Gain on sale of merchant card business                                          0           2,971               0           2,971
Card services income                                                          828             714           2,972           2,645
Other service charges                                                         615             726           2,482           2,838
Increase in cash surrender value of corporate owned life                      264             310           1,111           1,097
insurance
Life insurance proceeds                                                         0               0             685               0
Net gains on sale of loans                                                  2,623              70           2,741             238
Other income                                                                  274             219           1,399           1,373
Net gain (loss) on available-for-sale securities                               15          (1,545)             15          (1,526)
---------------------------------------------------------------------------------------------------------------------------------
                                      Total Noninterest Income             12,120           8,664          41,091          30,783
---------------------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                            8,436           7,192          33,365          28,306
Pension and other employee benefits                                         2,037           2,095           8,660           7,836
Net occupancy expense of bank premises                                      1,400           1,044           5,068           4,086
Furniture and fixture expense                                                 981             934           3,733           3,628
Marketing expense                                                             581             519           2,432           2,205
Professional fees                                                             593             278           1,679           1,480
Software licenses and maintenance                                             504             437           1,938           1,776
Cardholder expense                                                            260             329           1,219           1,350
Amortization of intangible assets                                             134             138             674             593
Other operating expense                                                     3,132           2,995          13,142          10,862
---------------------------------------------------------------------------------------------------------------------------------
                                    Total Noninterest Expenses             18,058          15,961          71,910          62,122
---------------------------------------------------------------------------------------------------------------------------------
                 Income Before Income Tax Expense and Minority
                         Interest in Consolidated Subsidiaries             11,618          10,582          40,614          41,023
---------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                                 32              32             131             131
                                            Income Tax Expense              3,798           3,336          12,716          13,207
=================================================================================================================================
                                                    Net Income       $      7,788    $      7,214    $     27,767    $     27,685
=================================================================================================================================
Basic Earnings Per Share                                             $       0.79    $       0.74    $       2.82    $       2.81
=================================================================================================================================
Diluted Earnings Per Share                                           $       0.78    $       0.72    $       2.78    $       2.77
=================================================================================================================================


Share and per share data has been retroactively adjusted to reflect a 10% stock dividend paid on May 15, 2006.

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

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                  ---------------------------------------------------------------------------------
(In thousands, except per share data)                                       Quarter-Ended                               Year-Ended
                                                  ---------------------------------------------------------------------------------
                                                       Dec-06       Sept-06        Jun-06        Mar-06        Dec-05        Dec-06
-----------------------------------------------------------------------------------------------------------------------------------
Period End Balance Sheet
-----------------------------------------------------------------------------------------------------------------------------------
Securities                                        $   714,360   $   710,242   $   718,230   $   700,199   $   658,900   $   714,360
-----------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
 and deferred costs and fees                        1,326,298     1,277,552     1,242,408     1,259,411     1,271,349     1,326,298
-----------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                          14,328        14,120        13,710        13,803        13,677        14,328
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                        2,210,837     2,179,695     2,136,688     2,132,697     2,106,870     2,210,837
-----------------------------------------------------------------------------------------------------------------------------------

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Total deposits                                      1,709,420     1,703,439     1,646,533     1,703,286     1,683,010     1,709,420
-----------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
 under agreements to repurchase                       191,490       170,679       149,027       154,023       152,651       191,490
-----------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                       85,941        87,003       134,353        66,160        63,673        85,941
-----------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                  189,620       188,928       181,123       184,822       181,221       189,620
-----------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
-----------------------------------------------------------------------------------------------------------------------------------
Average earning assets                            $ 2,027,098   $ 1,986,050   $ 1,971,601   $ 1,963,599   $ 1,936,167   $ 1,987,258
-----------------------------------------------------------------------------------------------------------------------------------
Average assets                                      2,181,906     2,138,042     2,118,051     2,118,662     2,077,383     2,138,943
-----------------------------------------------------------------------------------------------------------------------------------
Average interest-bearing liabilities                1,615,409     1,581,486     1,583,751     1,572,373     1,540,015     1,588,211
-----------------------------------------------------------------------------------------------------------------------------------
Average equity                                        191,307       183,199       179,813       185,118       178,781       184,872
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Share data
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)         9,798,941     9,816,272     9,857,712     9,940,364     9,863,592     9,857,787
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)       9,970,466     9,960,340     9,970,639    10,078,158    10,009,747     9,999,365
-----------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                       9,856,922     9,790,547     9,827,315     9,936,560     9,866,899     9,856,922
-----------------------------------------------------------------------------------------------------------------------------------
Book value per share                              $     19.24   $     19.30   $     18.43   $     18.60   $     18.37   $     19.24
-----------------------------------------------------------------------------------------------------------------------------------

Income Statement
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income                               $    17,965   $    18,104   $    18,069   $    18,719   $    18,708   $    72,857
-----------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                           409           482            74           459           829         1,424
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                     12,120         9,960        10,116         8,895         8,664        41,091
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                    18,058        17,459        18,482        17,911        15,961        71,910
-----------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries             32            33            33            33            32           131
-----------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                      3,798         3,287         2,817         2,814         3,336        12,716
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                              7,788         6,803         6,779         6,397         7,214        27,767
-----------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                          $      0.79   $      0.69   $      0.69   $      0.64   $      0.73   $      2.82
-----------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                        $      0.78   $      0.68   $      0.68   $      0.63   $      0.72   $      2.78
-----------------------------------------------------------------------------------------------------------------------------------

Asset Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                   $       201   $        72   $       167   $       333   $       535   $       773
-----------------------------------------------------------------------------------------------------------------------------------
 Nonaccrual loans and leases                            2,994         3,307         2,960         3,055         4,072         2,994
-----------------------------------------------------------------------------------------------------------------------------------
 Loans and leases 90 days past due and accruing             8           519           542           105            12             8
-----------------------------------------------------------------------------------------------------------------------------------
 Troubled debt restructurings not included above            0             0            50            50            50             0
-----------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases                    3,002         3,862         3,552         3,210         4,134         3,002
-----------------------------------------------------------------------------------------------------------------------------------
 OREO                                                     348           354           513           673           366           348
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                                    3,350         4,180         4,065         3,883         4,500         3,350
-----------------------------------------------------------------------------------------------------------------------------------

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


Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                  ---------------------------------------------------------------------------------
                                                                            Quarter-Ended                               Year-Ended
                                                  ---------------------------------------------------------------------------------
                                                       Dec-06       Sept-06        Jun-06        Mar-06        Dec-05        Dec-06
-----------------------------------------------------------------------------------------------------------------------------------
Credit Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
 and leases *                                            0.06%         0.02%         0.05%         0.11%         0.17%         0.06%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans and leases          0.23%         0.30%         0.29%         0.25%         0.33%         0.23%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                              0.15%         0.19%         0.19%         0.18%         0.21%         0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans and leases                477.28%       369.05%       385.98%       429.99%       330.84%       477.28%
-----------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                 1.08%         1.11%         1.10%         1.10%         1.08%         1.08%
-----------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
-----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                           8.3%          8.3%          8.3%          8.4%          8.5%          8.3%
-----------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                     13.1%         13.2%         13.7%         13.8%         13.7%         13.1%
-----------------------------------------------------------------------------------------------------------------------------------

Profitability
-----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                               1.42%         1.26%         1.28%         1.22%         1.38%         1.30%
-----------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                              16.15%        14.73%        15.12%        14.02%        16.01%        15.02%
-----------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                               3.64%         3.75%         3.83%         4.02%         3.99%         3.81%
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

*   Quarterly ratios have been annualized

Share and per share data has been retroactively adjusted to reflect a 10% stock dividend paid on May 15, 2006.


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